Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                         Reporting Period: January 2001

                            MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------
                                                                  Form        Document   Explanation
REQUIRED DOCUMENTS                                                 No         Attached     Attached
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                      MOR-1             X
----------------------------------------------------------------------------------------------------
 Bank Reconciliation                                           MOR-1 (CONT)      X
----------------------------------------------------------------------------------------------------
 Copies of bank statements                                                       X
----------------------------------------------------------------------------------------------------
 Cash disbursement journals (attached to bank reconciliations)                   X
----------------------------------------------------------------------------------------------------
Statement of Operations                                        MOR-2             X
----------------------------------------------------------------------------------------------------
Balance Sheet                                                  MOR-3             X
----------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                  MOR-4
----------------------------------------------------------------------------------------------------
 Copies of IRS Form 6123 or payment receipt                                      X
----------------------------------------------------------------------------------------------------
 Copies of tax returns filed during reporting period                             X
----------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                          MOR-4
----------------------------------------------------------------------------------------------------
 Listing of aged accounts payable                                                X
----------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                     MOR-5            N/A
----------------------------------------------------------------------------------------------------
Debtor Questionairre                                           MOR-5             X
----------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                         2/14/01
--------------------------------------               -------
Signature of Debtor                                    Date


/s/ Catherine V. Merlino CFO                         2/14/01
--------------------------------------               -------
Signature of Authorized Individual                     Date


/s/ Catherine V. Merlino CFO                         2/14/01
--------------------------------------               -------
Printed Name of Authorized Individual                  Date

Case Number 00-32578(NLW)

                                                                      Form MOR-1

                     Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                       January 1, 2001 - January 31, 2001

                                                ---------------------------------------------------------------------------------
                                                                                  Bank Accounts
                                                ---------------------------------------------------------------------------------
                                                     (1)         Payroll       Payroll    Multi-family     Real Estate     Rental
                                                  Operating        Boca        Fort Lee   Sales-Escrow         Tax         Agency
                                                ---------------------------------------------------------------------------------
Cash 1/1/01                                        822,250          2,807         6,156     3,617,779        93,905        27,868
                                                =================================================================================

Cash Receipts

Transfer to/from DIP accounts
Transfers (from DIP accounts)                      553,000        183,000       265,000
Management fees                                     87,889
Bookkeeping fees                                    96,250
General Partner fees                                57,750
Sterling National Bank (2)
Vendor refunds & expense reimbursments              13,295
Notes, loans & other receivables                   211,632
Interest income
Construction funding reimbursements
Return of earnest money
Lucinai Contribution
Sale of Grand Court Assets                         268,163
Multi-Family Sales
Interest income-Bankruptcy                             979                                      6,269           163            48
                                                ---------------------------------------------------------------------------------

Total Receipts                                   1,288,958        183,000       265,000         6,269           163            48

Cash Disbursements

Net Payroll and related taxes and expenses                       (122,166)     (195,165)
Insurance                                          (46,346)
Administrative                                    (156,608)                        (485)
Taxes                                              (12,674)
Other (see attached schedule)                     (135,240)
Transfers (to DIP accounts)                     (1,001,000)
Restructuring Costs                                (99,609)
US Trustee Quarterly Fees                           (7,500)
                                                ---------------------------------------------------------------------------------

Total Cash Disbursements                        (1,458,977)      (122,166)     (195,650)            0             0             0
                                                ---------------------------------------------------------------------------------

Net Cash Flow                                     (170,019)        60,834        69,350         6,269           163            48
                                                ---------------------------------------------------------------------------------

Cash January 31, 2001                              652,231         63,641        75,506     3,624,048        94,068        27,916
                                                =================================================================================
Calculating Trustee Quarterly Fees from Current Month Actual

                                                                                Total
                                                                            Disbursements
                                                                            -------------

Total Disbursements                                                           1,776,793
Less: Transfers to Debtor in Possession accounts                             (1,001,000)
Plus: Estate Disbursements made by outside sources                                    0
                                                                             ----------
                                                                                775,793
                                                                             ==========
                                                         -----------------------------

                                                           Current        Cumulative
                                                           Period       filing to date
                                                           Actual           Actual
                                                         -----------------------------
Cash 1/1/01                                               4,662,189        2,996,777
                                                         =============================

Cash Receipts

Transfer to/from DIP accounts                                     0                0
Transfers (from DIP accounts)                             1,001,000        9,312,174
Management fees                                              87,889          889,869
Bookkeeping fees                                             96,250          655,250
General Partner fees                                         57,750        1,184,048
Sterling National Bank (2)                                        0           (5,961)
Vendor refunds & expense reimbursments                       13,295          333,973
Notes, loans & other receivables                            211,632        2,304,209
Interest income                                                   0          406,739
Construction funding reimbursements                               0           73,376
Return of earnest money                                           0           23,739
Lucinai Contribution                                              0          261,557
Sale of Grand Court Assets                                  268,163          268,163
Multi-Family Sales                                                0        3,567,305
Interest income-Bankruptcy                                    7,459           61,687
                                                         -----------------------------

Total Receipts                                            1,743,438       19,338,108

Cash Disbursements

Net Payroll and related taxes and expenses                 (317,331)      (3,992,135)
Insurance                                                   (46,346)        (577,149)
Administrative                                             (157,093)      (1,618,667)
Taxes                                                       (12,674)        (185,660)
Other (see attached schedule)                              (135,240)      (1,326,061)
Transfers (to DIP accounts)                              (1,001,000)      (9,312,174)
Restructuring Costs                                         (99,609)        (761,378)
US Trustee Quarterly Fees                                    (7,500)         (26,250)
                                                         -----------------------------

Total Cash Disbursements                                 (1,776,793)     (17,799,474)
                                                         -----------------------------

Net Cash Flow                                               (33,355)       1,538,634
                                                         -----------------------------

Cash January 31, 2001                                     4,537,411        4,537,411
                                                         =============================

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed.
(2) Amount represents the book balances of a Sterling National Bank setoff, debtor has been unable to ascertain the details of the setoff.

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
January 1, 2001 - January 31, 2001

Disbursements-Other

Property Funding-operations                                    117,812.00 (1)
Property Funding-Insurance                                      17,428.00 (2)
                                                               ----------

                                                               135,240.00
                                                               ==========

(1) Amount represents total advanced by debtor to five senior living properties for payment of utilities and general operations.

(2) Amount represents total advanced to three senior living properties to pay insurance premiums.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
January 31, 2001

Beginning Balance @1/01/01                                            20,548.88

Add:  Cash Receipts                                                1,001,000.00
Less: Cash Disbursements                                            (932,218.50)
                                                                   ------------

Book Balance @1/31/01                                                 89,330.38

Less: Deposits and transit
Add:  Outstanding Checks                                              64,530.75
                                                                   ------------

Bank Balance @1/31/01                                                153,861.13
                                                                   ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
January 31, 2001

Deposit                                                                Deposit
 Date                          Description                              Amount
--------------------------------------------------------------------------------

1/2/01            Transfer from Chase money market acct.              240,000.00
1/3/01            Transfer from Chase money market acct.               45,000.00
1/10/01           Transfer from Chase money market acct.               26,000.00
1/11/01           Transfer from Chase money market acct.               35,000.00
1/15/01           Transfer from Chase money market acct.               75,000.00
1/16/01           Transfer from Chase money market acct.              190,000.00
1/19/01           Transfer from Chase money market acct.               97,000.00
1/23/01           Transfer from Chase money market acct.               30,000.00
1/29/01           Transfer from Chase money market acct.               31,000.00
1/30/01           Transfer from Chase money market acct.              232,000.00
                                                                    ------------

                                                                    1,001,000.00
                                                                    ============

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
January 31, 2001

Beginning Balance @1/01/01                                           801,700.83

Add:  Cash Receipts                                                  762,198.25
Less: Cash Disbursements                                          (1,001,000.00)
                                                                  -------------

Book Balance @1/31/01                                                562,899.08

Less: Deposits in Transit-                                           (15,673.92)
Add:  Outstanding Checks-
                                                                  -------------

Bank Balance @1/31/01                                                547,225.16
                                                                  =============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
January 31, 2001

                                                                          GCL
                                                                      ----------

Batchelor Receivables                                         1/2      56,292.70
Postdate                                                      1/2       5,500.00
Caton                                                         1/3      18,896.47
Postdate                                                      1/3       4,400.00
Rent-sublease                                                 1/5       7,345.00
Albuquerque                                                   1/5       3,542.64
Supervisory & Bookkeeping Fees                               1/11      96,250.00
GP Fees                                                      1/11      57,750.00
Management fees                                              1/11      72,214.66
Cashflow                                                     1/15      65,312.89
Investor Note collections                                    1/16       8,000.00
Investor Note collections                                    1/16      16,000.00
Reimburse Fed-Ex                                             1/16      12,501.45
Investor Note collections                                    1/19       4,000.00
Cash Surplus                                                 1/19       3,582.88
Vendor refund                                                1/23          93.61
Vendor refund                                                1/26         700.00
Batchelor Receivables                                        1/29      45,000.00
Jackson land closing                                         1/31     268,163.48
Management fees D-I-T                                        1/31      15,673.92
Interest Income                                              1/31         978.55

                                                                      ----------
                                                                      762,198.25
                                                                      ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
January 31, 2001

            Vendor                                                        Check
Check No     Name                           Reference                      Date         Amount
------------------------------------------------------------------------------------------------
 Debit    Grand Court       Transfer to Chase Business Checking Acct.      1/2/01     240,000.00
 Debit    Grand Court       Transfer to Chase Business Checking Acct.      1/3/01      45,000.00
 Debit    Grand Court       Transfer to Chase Business Checking Acct.     1/10/01      26,000.00
 Debit    Grand Court       Transfer to Chase Business Checking Acct.     1/11/01      35,000.00
 Debit    Grand Court       Transfer to Chase Business Checking Acct.     1/15/01      75,000.00
 Debit    Grand Court       Transfer to Chase Business Checking Acct.     1/16/01     190,000.00
 Debit    Grand Court       Transfer to Chase Business Checking Acct.     1/19/01      97,000.00
 Debit    Grand Court       Transfer to Chase Business Checking Acct.     1/23/01      30,000.00
 Debit    Grand Court       Transfer to Chase Business Checking Acct.     1/29/01      31,000.00
 Debit    Grand Court       Transfer to Chase Business Checking Acct.     1/30/01     232,000.00
                                                                                    ------------

                                                                                    1,001,000.00
                                                                                    ============

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
January 31, 2001

Beginning Balance @1/01/01                                             27,867.72

Add:  Cash Receipts                                                        48.29
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @1/31/01                                                  27,916.01

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @1/31/01                                                  27,916.01
                                                                       =========

CHASE MANHATTAN BANK
REAL ESTATE ESCROW MARKET
A/C 312-8396952-65
January 31, 2001

Beginning Balance @1/01/01                                             93,905.88

Add:  Cash Receipts-Interest Income                                       162.73
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @1/31/01                                                  94,068.61

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @1/31/01                                                  94,068.61
                                                                       =========

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
January 31, 2001

Beginning Balance @1/01/01                                          3,617,779.04

Add:  Cash Receipts                                                         0.00
Add:  Cash Receipts-interest income                                     6,269.46
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @1/31/01                                               3,624,048.50

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                    ------------

Bank Balance @1/31/01                                               3,624,048.50
                                                                    ============

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
                                                                      Jan 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                     6,156.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L                                 WT fm Chase              97,000.00
--------------------------------------------------------------------------------
                                             WT fm Chase              73,000.00
--------------------------------------------------------------------------------
                                             WT fm Chase              95,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                         1/5/01             (38,567.20)
--------------------------------------------------------------------------------
                                                 1/19/01             (21,666.59)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance                                 ck#1260              (3,023.86)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                     1/5/01             (26,421.15)
--------------------------------------------------------------------------------
Payroll taxes                                     1/5/01             (30,905.17)
--------------------------------------------------------------------------------
Payroll taxes                                    1/19/01             (15,880.07)
--------------------------------------------------------------------------------
Payroll taxes                                    1/19/01             (30,538.48)
--------------------------------------------------------------------------------
Payroll taxes                                    1/31/01             (25,539.48)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1258              (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1259              (1.311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                           JDZ 12/22/00                 (15.00)
--------------------------------------------------------------------------------
Other-ADP charges                            JDZ 1/12/01                 (95.29)
--------------------------------------------------------------------------------
Other-ADP charges                           JUK 12/31/00                 (46.00)
--------------------------------------------------------------------------------
Other-ADP charges                            JUK 1/19/01                 (67.60)
--------------------------------------------------------------------------------
Other-ADP charges                            JUK 1/15/01                 (48.66)
--------------------------------------------------------------------------------
Other-ADP charges                            JDZ 1/19/01                 (61.50)
--------------------------------------------------------------------------------
                                             JDZ 1/26/01                (150.80)
--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       75,506.52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
0/S:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                                   0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          75,506.52
                                                                      =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------
                                                                          2001
--------------------------------------------------------------------------------
                                                                        January
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                     2,807.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR-PER G/L
--------------------------------------------------------------------------------
                                             WT fm Chase              61,000.00
--------------------------------------------------------------------------------
                                             WT fm Chase              62,000.00
--------------------------------------------------------------------------------
                                             WT fm Chase              60,000.00
--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                         1/5/01             (59,053.99)
--------------------------------------------------------------------------------
                                                 1/19/01             (59,620.77)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
401-k transfer                                    1/5/01              (1,433.66)
--------------------------------------------------------------------------------
401-k transfer                                   1/19/01              (1,435.66)
--------------------------------------------------------------------------------
401-k transfer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Garnishments                                      1/5/01                (300.00)
--------------------------------------------------------------------------------
Garnishments                                     1/19/01                (300.00)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
CD-S/C                                                                   (22.46)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       63,641.01
                                                                      =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          63,641.01
                                                                      =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                       January 1, 2001 - January 31, 2001

                                                               Cumulative Filing
                                                   1/31/01          to Date
                                                  ------------------------------
Revenues:

Management Fee Income                               127,389        2,091,377
General Partner Fees                                 23,250          270,145
Interest income                                   1,022,071        9,853,385
Deferred Profit Earned                               44,526          515,145
                                                  ------------------------------

Total Revenues                                    1,217,236       12,730,052

Administrative Expenses:

Travel                                                  489           43,386
Telephone                                            12,905          178,647
Federal Express                                      (2,106)          24,451
Postage                                               6,048           34,079
Office Supplies & Expense                            23,069          134,588
Outside Storage                                       1,722           17,368
Miscellaneous                                             0           33,521
ADP                                                     485            6,638
Legal & Accounting                                        0           91,218
Licenses & Ring Fees                                 24,376           50,604
Recruitment                                               0            8,792
Printing                                                  0            8,407
Caton Expenses                                       19,942          128,729
Rent                                                 56,303          596,525
Computer Equipment Maintenance                        3,440          122,107
Insurance                                            39,718          431,181
Equipment Leases                                      8,152           79,744
Office Salaries and expenses                        291,772        3,839,889
Director's Fees                                           0            9,500
Interest                                                685           25,874
Corporate Taxes                                           0           99,828
Amortization                                        179,348          472,545
                                                  ------------------------------

Total Administrative Expenses                       666,348        6,437,621
                                                  ------------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)              454,574       26,938,561
                                                  ------------------------------

Total Expenses                                    1,120,922       33,376,182
                                                  ------------------------------

Net Income (Loss) Before Reorganization Expenses     96,314      (20,646,130)
                                                  ------------------------------

Restructuring Expenses
Administrative fees                                (108,706)        (230,452)
Professional fees                                   (64,496)      (1,987,220)
US Trustee Quarterly Fees                            (7,500)         (26,250)
Interest Earned on Accumulated Cash
     from Chapter 11                                  7,459           61,689
                                                  ------------------------------

Total Reorganization Expenses                      (173,243)      (2,182,233)
                                                  ------------------------------

Net Income (Loss)                                   (76,929)     (22,828,363)
                                                  ==============================

(1) Net loss due to loss on properties for the month of January represents:

Loss on sale of undeveloped land in Jackson, Alabama                     454,574
                                                                         =======

There are two additional multi-family properties that may be lost through foreclosure in the near future. The partnerships which own these properties are in the process of attempting to sell these properties but are unable to determine whether such sales will occur or at what price.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                January 31, 2001

                                                          Book Value         Book Value
                                                           at end of        on Petition
                                                             Month              Date
                                                          -----------------------------
Assets:

Cash                                                        4,537,411         2,998,777
Notes & Receivables                                       196,817,406       227,986,234
Investments                                                15,611,093        16,099,729
Construction in Progress                                           (0)          739,486
Furniture & Equipment-net                                     409,296         4,658,158
Other Assets                                               18,090,126        18,526,143
                                                          -----------------------------

Total Assets                                              235,465,332       271,008,527
                                                          =============================

Liabilities Not Subject to Compromise:

Accounts Payable                                              378,594           549,781
Professional Fees                                           1,527,014                --
                                                          -----------------------------

Total Post-Petition Liabilities                             1,905,608           549,781
                                                          -----------------------------

Deferred Income                                            56,616,211        67,403,696
Deferred Rent Obligations                                          --         2,741,705

Liabilities Subject to Compromise:

Secured Debt                                              106,017,846       106,385,512
Priority Debt                                                 215,838           486,635
Unsecured Debt                                             83,996,650        84,197,250
                                                          -----------------------------

Total Pre-Petition Liabilities                            190,230,334       191,069,397
                                                          -----------------------------

Stockholders' Equity:

Common Stock                                                  178,000           178,000
Treasury Stock                                             (1,579,817)       (1,579,817)
Paid-in-Capital                                            75,350,594        75,053,000
Accumulated Deficit                                       (57,190,813)      (57,190,813)
Net (loss) for period                                     (30,044,785)       (7,216,422)
                                                          -----------------------------

Total Stockholders' Equity                                (13,286,821)        9,243,948
                                                          -----------------------------

Total Liabilities & Stockholders' Equity                  235,465,332       271,008,527
                                                          =============================

                            Case Number 00-32578(NLW)
                       Reporting Period: Month of January
                          Status of Postpetition Taxes
                                   Boca Office

                             Beginning     Amount                                                           Ending
                                Tax       Withheld      Amount             Date            Check No           Tax
                             Liability   or Accrued      Paid              Paid             or EFT         Liability
                             ---------------------------------------------------------------------------------------
Federal

Withholding                   (1,145)       32,351       32,351          1/5, 1/19       see attached       (1,145)
FICA-Employee                      0        12,727       12,727          1/5, 1/19       see attached            0
FICA-Employer                   (296)       12,727       12,727          1/5, 1/19       see attached         (296)
Unemployment                       0         1,116        1,116          1/5, 1/19       see attached            0
Income                             0                                                                             0
Other                              0                                                                             0
                             ---------------------------------------------------------------------------------------
    Total Federal Taxes       (1,441)       58,920       58,920                  0                  0       (1,441)
                             ---------------------------------------------------------------------------------------

State & Local

Withholding
Sales
Excise
Unemployment                                 2,524        2,524          1/5, 1/19       see attached
Real Property
Personal Property
Other
                             ---------------------------------------------------------------------------------------
    Total State & Local            0         2,524        2,524                  0                  0            0
                             ---------------------------------------------------------------------------------------

Total Taxes                   (1,441)       61,444       61,444                  0                  0       (1,441)
                             =======================================================================================

                            Case Number 00-32578(NLW)
                       Reporting Period: Month of January
                          Status of Postpetition Taxes
                                 Fort Lee office

                             Beginning     Amount                                                           Ending
                                Tax       Withheld      Amount             Date            Check No           Tax
                             Liability   or Accrued      Paid              Paid             or EFT         Liability
                             ---------------------------------------------------------------------------------------
Federal

Withholding                       (0)       17,078       17,078          1/5, 1/19       see attached           (0)
FICA-Employee                     (0)        7,406        7,406          1/5, 1/19       see attached           (0)
FICA-Employer                     (0)        7,406        7,406          1/5, 1/19       see attached           (0)
Unemployment                       0           466          466          1/5, 1/19       see attached            0
Income                             0                                                                             0
Other                              0                                                                             0
                             ---------------------------------------------------------------------------------------
    Total Federal Taxes            0        32,356       32,356                  0                  0            0
                             ---------------------------------------------------------------------------------------

State & Local

Withholding                        0         7,619        7,619          1/5, 1/19       see attached            0
Sales
Excise
Unemployment                       0         2,327        2,327          1/5, 1/19       see attached            0
Real Property
Personal Property
Other
                             ---------------------------------------------------------------------------------------
    Total State & Local            0         9,945        9,945                  0                  0            0
                             ---------------------------------------------------------------------------------------

Total Taxes                        0        42,301       42,301                  0                  0            0
                             =======================================================================================

Case Number:00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: January 2001

                                                     Number of Days Past Due
                              Current       0-30        31-60       61-90     Over 90      Total
                              -------------------------------------------------------------------
Accounts Payable                           58,140         481         112      24,621      83,353
Accrued expenses                                                               19,805      19,805
Taxes Payable                  24,014                                                      24,014
Other                         190,678      10,565       8,757           0      41,422     251,422
                              -------------------------------------------------------------------

Total Post Petition Debts     214,692      68,705       9,238         112      85,848     378,594
                              ===================================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 1/31/01

ACCOUNTS PAYABLE SUB-LEDGER                                            50,141.03

Add: Perkaroma - not on sub-ledger                                         64.75
Less:
                                                                       ---------

Accounts Payable Balance per G/L @1/31/01                              50,205.78
                                                                       =========

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - BOCA
AS OF 1/31/01

ACCOUNTS PAYABLE SUB-LEDGER                                            33,147.52

Add:                                                                        0.00
Less:                                                                       0.00
                                                                       ---------

Accounts Payable Balance Per G/L @1/31/01                              33,147.52
                                                                       =========

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                         Reporting Period - January 2001

Debtor Questionaire

                                                                       Yes   No
--------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation
   below.                                                               X

--------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
   explanation below.                                                         X

--------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide
   an explanation below.                                                X

--------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

--------------------------------------------------------------------------------

Explanation to question 1:

Sale of undeveloped land in Jackson, Alabama.